EARNINGS (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2024
Text block [abstract]
Summary of Loss (Profit) Per Share
Basic net earnings (loss) per share provides a measure of the interests of each ordinary common share in the Company’s performance over the year. Diluted net earnings (loss) per share adjusts basic net income (loss) per share for the effect of all dilutive potential common shares.

	For the year ended December 31,
	2024	2023
Diluted earnings (loss) per share
Diluted earnings (loss) available to NexGen shareholders	$ (77,559)	$ 80,816
Weighted average number of common shares	554,755,412	498,243,824
Effect of share options on issue	-	14,698,606
Weighted average number of common shares (diluted)	554,755,412	529,214,619

Diluted earnings (loss) per share	$ (0.14)	$ 0.16